EXHIBIT 10.5

                     SETTLEMENT AGREEMENT AND MUTUAL RELEASE

         THIS SETTLEMENT AGREEMENT AND MUTUAL RELEASE ("Agreement") is made as of November 20, 2002 by and among ERBC Holdings, Ltd., a British Virgin Islands corporation ("ERBC"), US Global Aerospace, Inc., a publicly traded Delaware corporation (OTCBB: USGA) ("USGA"), USDR Global Aerospace, Ltd., a Delaware corporation and wholly owned subsidiary of USGA ("Global"), and USDR Aerospace, Ltd., a Texas limited partnership under common control with USGA ("Aerospace") (USGA, Global and Aerospace are sometimes referred to hereinafter collectively as the "USGA Parties"), Live Oak Capital, LLC, a New Jersey limited liability company ("Live Oak"), Nicholas Lattanzio, an individual who is the managing member of Live Oak ("Lattanzio"), Margaret K. Curtis, an individual ("Curtis"), Smith Point Capital, Ltd., a Nevada corporation ("Smith Point"), and Daniel T. Guilfoile, an individual who is the President of Smith Point ("Guilfoile"), on the other hand. All of the foregoing parties are sometimes referred to hereinafter collectively as the "Parties", and each, individually, as a "Party".


                                    RECITALS

         A. Live Oak agreed to provide $550,000 to ERBC at each of two closings scheduled to occur in May 2002 pursuant to certain transaction documents described below.

         B. ERBC and Live Oak executed that certain Note and Warrant Purchase Agreement, dated as of May 8, 2002 (the "Note and Warrant Purchase Agreement"), pursuant to which, among other things, ERBC sold to Live Oak (i) the First Note as defined below, (ii) the First Warrant as defined below, (iii) the Second Note as defined below, and (iv) the Second Warrant as defined below.

         C. ERBC executed that certain ERBC Holdings, Ltd. 10% Convertible Promissory Note, dated May 8, 2002, in favor of Live Oak in the principal amount of $550,000 (the "First Note"), pursuant to which ERBC pledged 125,000 shares of common stock of USGA as security for the First Note.

         D. ERBC executed on May 8, 2002 and issued to Live Oak that certain Warrant to purchase 62,500 freely trading shares of common stock of USGA (the "First Warrant").

         E. ERBC executed that certain ERBC Holdings, Ltd. 10% Convertible Promissory Note, dated May 8, 2002, in favor of Live Oak in the principal amount of $550,000 (the "Second Note"), pursuant to which ERBC pledged 125,000 shares of common stock of USGA as security for the Second Note.

         F. ERBC executed on May 8, 2002 and issued to Live Oak that certain Warrant to purchase 62,500 freely trading shares of common stock of USGA (the "Second Warrant").

         G. ERBC, Live Oak as "Purchaser" and Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP as "Escrow Agent" executed that certain Escrow Agreement, dated May 8, 2002, pursuant to which the Escrow Agent agreed to hold the 250,000 shares of common stock of USGA that ERBC pledged as security for the First Note and the Second Note (the "Escrow Agreement").

         H. Live Oak did not provide any funds at the First Closing (as defined in Section 2.1 of the Note and Warrant Purchase Agreement) as required by the Note and Warrant Purchase Agreement.

         I. At ERBC's and Live Oak's instruction, Curtis wired $100,000 directly to the USGA Parties' account on May 21, 2002 and, at Live Oak's instruction, Care Temps, Inc., a client of Live Oak ("Care Temps"), wired $50,000 directly to the USGA Parties' account on May 23, 2002; and, at ERBC's instruction, Live Oak wired $205,000 directly to the USGA Parties' account on June 26, 2002 and thereabout delivered $5,000 directly to 3rd Millenium Management, LLC (c/o Richard Schineller) for services rendered or to be rendered to USGA, for a total of $360,000 out of the $550,000 that Live Oak had previously agreed to provide at the First Closing.

         J. Live Oak subsequently advised ERBC that it would not be able to provide any additional funds as required under the Agreements.

         K. ERBC and Smith Point are the parties to that certain Engagement Agreement dated May 16, 2002 (the "Smith Point Agreement"), pursuant to which ERBC is obligated to pay Smith Point 10% of the gross sales price of securities sold to persons introduced to ERBC by Smith Point, and issue a warrant to Smith Point to purchase 12,500 registered shares of common stock of USGA held by ERBC.

         L. No monetary compensation has been paid to Smith Point pursuant to the Smith Point Agreement; however, pursuant to the Smith Point Agreement, ERBC issued Smith Point a Warrant to purchase 12,500 registered shares of common stock of CPRD held by ERBC (the "Smith Point Warrant"); Smith Point has agreed to waive any and all monetary compensation due to it pursuant to the Smith Point Agreement and cancel the Smith Point Warrant in its entirety.

         M. The Note and Warrant Purchase Agreement, the First Note, the First Warrant, the Second Note, the Second Warrant, the Escrow Agreement, the Smith Point Agreement and the Smith Point Warrant are sometimes referred to herein collectively as the "Agreements."

         N. The Parties desire to settle the dispute arising from the foregoing events.


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



                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the mutual promises, covenants and conditions herein contained, the Parties agree as follows:

         1. Termination of Agreements. Each of the Agreements is hereby terminated, rescinded and cancelled in its entirety and is of no further force or effect.

         2. Release of the USGA Shares to Live Oak; Valuation of Shares. Anything in the Agreements to the contrary notwithstanding, upon the execution of this Agreement by all Parties, the 125,000 shares of common stock of USGA pledged under the First Note and the 125,000 shares of common stock of USGA pledged under the Second Note are hereby released to Live Oak in full and final satisfaction of $125,000 of the debt of $310,000 that Live Oak funded after the First Closing. Accordingly, upon the execution of this Agreement by all Parties, ERBC hereby instructs the Escrow Agent to release to Live Oak the 250,000 shares of common stock of USGA in its possession. For the purposes of this Agreement, the 250,000 shares of common stock of USGA held by the Escrow Agent, and the shares issuable under Section 3 below, are valued at $0.50 per share.

         3. Tender of Additional USGA Shares to Live Oak.

         Concurrently with the Parties' execution of this Agreement, USGA shall execute and deliver irrevocable instructions to its transfer agent, in the form of Exhibit A attached hereto, effecting the issuance to Live Oak and/or its designee(s) of 370,000 restricted shares of common stock of USGA in full and final satisfaction of the remaining $185,000 of the original debt of $310,000, and 15,204 restricted shares of common stock of USGA in full and final satisfaction of all interest accrued thereon at the rate of 10% per annum from the last funding date of June 26, 2002 up to and including the date of this Agreement, for a total of 385,204 restricted shares of common stock of USGA to be issued to Live Oak pursuant to this Section 3.

         4. Releases.

         (a) Live Oak, Lattanzio, Curtis, Smith Point and Guilfoile each hereby, for itself/himself/herself, and, as the case may be, its/his/her past and present employees, officers, directors, agents, executors, administrators, trustees, partners, members, managers, representatives, parents, subsidiaries, controlled entities and affiliates, successors and assigns, forever discharges and releases (i) ERBC (except as to any matters related to Care Temps), and each of its past and present employees, officers, directors, agents, attorneys, insurers, representatives (including, without limitation, Richard A. Wall), assigns, subsidiaries, parents, predecessors, successors and related entities, and (ii) each of the USGA Parties (except as to any matters related to Care Temps), and each of their respective past and present employees, officers, directors, agents, attorneys, insurers, representatives, assigns, subsidiaries, parents, predecessors, successors and related entities, from any and all claims, damages, actions, judgments, obligations, attorneys' fees, indemnities, subrogations, duties, demands, controversies and liabilities of every nature at law or in equity, liquidated, or unliquidated, known or unknown, matured or unmatured, foreseeable or unforeseeable, which they had or have arising out of any circumstance, thing, or event alleged, or arising out of the Agreements and any ancillary agreement or instrument entered into pursuant thereto, the Smith Point Agreement and any ancillary agreement or instrument entered into pursuant thereto, and any and all other matters of any nature whatsoever, including without limitation any and all past, present, pending or threatened litigation.

                  (b) ERBC and each of the USGA Parties each hereby, for itself, and its past and present employees, officers, directors, agents, representatives, parents, subsidiaries, controlled entities and affiliates, successors and assigns, forever discharges and releases Live Oak (except as to any matters related to Care Temps), Lattanzio, Curtis, Smith Point, Guilfoile and, as the case may be, each of their past and present employees, agents, executors, administrators, trustees, heirs, attorneys, partners, members, managers, insurers, representatives, assigns, subsidiaries, parents, predecessors, successors and related entities from any and all claims, damages, actions, judgments, obligations, attorneys' fees, indemnities, subrogations, duties, demands, controversies and liabilities of every nature at law or in equity, liquidated, or unliquidated, known or unknown, matured or unmatured, foreseeable or unforeseeable, which they had or have arising out of any circumstance, thing, or event alleged, or arising out of the Agreements and any ancillary agreement or instrument entered into pursuant thereto, the Smith Point Agreement and any ancillary agreement or instrument entered into pursuant thereto, and any and all other matters of any nature whatsoever, including without limitation any and all past, present, pending or threatened litigation.

                  (c) ERBC, for itself, and its past and present employees, officers, directors, agents, representatives (including, without limitation, Richard A. Wall), parents, subsidiaries, controlled entities and affiliates, successors and assigns, forever discharges and releases each of the USGA Parties and each of their past and present employees, officers, directors, agents, attorneys, insurers, representatives, assigns, subsidiaries, parents, predecessors, successors and related entities from any and all claims, damages, actions, judgments, obligations, attorneys' fees, indemnities, subrogations, duties, demands, controversies and liabilities of every nature at law or in equity, liquidated, or unliquidated, known or unknown, matured or unmatured, foreseeable or unforeseeable, which they had or have arising out of any circumstance, thing, or event alleged, or arising out of the Agreements and any ancillary agreement or instrument entered into pursuant thereto, the Smith Point Agreement and any ancillary agreement or instrument entered into pursuant thereto, and any and all other matters of any nature whatsoever, including without limitation any and all past, present, pending or threatened litigation.

                  (d) Each of the USGA Parties hereby for itself, and its past and present employees, officers, directors, agents, representatives, parents, subsidiaries, controlled entities and affiliates, successors and assigns, forever discharges and releases ERBC and each of its past and present employees, officers, directors, agents, attorneys, insurers, representatives (including, without limitation, Richard A. Wall), assigns, subsidiaries, parents, predecessors, successors and related entities from any and all claims, damages, actions, judgments, obligations, attorneys' fees, indemnities, subrogations, duties, demands, controversies and liabilities of every nature at law or in equity, liquidated, or unliquidated, known or unknown, matured or unmatured, foreseeable or



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

unforeseeable, which they had or have arising out of any circumstance, thing, or event alleged, or arising out of the Agreements and any ancillary agreement or instrument entered into pursuant thereto, and the Smith Point Agreement and any ancillary agreement or instrument entered into pursuant thereto, including without limitation any and all past, present, pending or threatened litigation related thereto.

                  (d) Each of the Parties understands and agrees that the releases set forth above extend to all claims of every kind, nature and description whatsoever, known or unknown, suspected or unsuspected. Each of the Parties understands and acknowledges that he/she/it is familiar with and expressly waives and relinquishes every right or benefit he/she/it has or may have under the provisions of Section 1542 of the Civil Code of California or under any comparable statute of any other jurisdiction. Section 1542 of the Civil Code of the State of California, reads as follows:

                  "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

         5. No Disparagement. Each Party hereby agrees to refrain from any communication with any other person, entity, regulatory body or governmental authority which in any way disparages or defames any other Party, unless such communication is required in response to a valid order by a court of competent jurisdiction or other governmental or regulatory body, or as otherwise required by applicable law.

         6. Entire Agreement. This Agreement contains the sole, complete and entire agreement and understanding of the Parties concerning the matters contained herein and may not be altered, modified, or changed in any manner except by a writing duly executed by the Parties. No Party is relying on any representations other than those expressly set forth herein. No conditions precedent to the effectiveness of this Agreement exists, other than as expressly provided for herein. There are no oral or written collateral agreements hereto. All prior discussions and negotiations have been and are merged, integrated into and superseded by this Agreement.

         7. Waiver. The delay or failure of a Party to exercise any right, power or privilege hereunder, or failure to strictly enforce any breach or default shall not constitute a waiver with respect thereto; and no waiver of any such right, power, privilege, breach or default on any one occasion shall constitute a waiver thereof on subsequent occasion unless clear and express notice thereof in writing is provided.

         8. Applicable Law; Venue. Anything in the Agreements to the contrary notwithstanding, this Agreement shall be governed by and construed and enforced in accordance with and subject to the laws of the State of California, and any and all actions brought under this Agreement shall be brought in the state and/or federal courts of the United States sitting in the City of Los Angeles, State of California.



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

         9. Advice of Counsel. The Parties represent that prior to the execution of this Agreement they had the opportunity to seek the benefit of independent legal counsel of their own selection regarding the substance of this Agreement.

         10. No Liability. This Agreement is executed by the Parties hereto for the sole purpose of settling the matters described herein, and it is expressly understood and agreed, as a condition hereof, that this Agreement should not constitute nor be construed to be an admission of the truth or correctness of any claim asserted.


         11. Warranties. The Parties, and each of them, warrant: (i) that no other person or entity had or has or claims, any interest in any of the claims, demands, causes of action, or damages covered in this Agreement; (ii) that they, and each of them, have the sole right and exclusive authority to execute this Agreement; and (iii) that they have not sold, assigned, transferred, conveyed or otherwise disposed of any claim, demand, cause of action, obligation, damage or liability covered in this Agreement.

         12. Counterparts. This Agreement may be executed in one or more counterparts, all of which together constitute one single document.

         13. Facsimile Signatures. This Agreement and any documents relating to it may be executed and transmitted to any other party by facsimile, which facsimile shall be deemed to be, and utilized in all respects as, an original, wet-inked document.


                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have executed this Settlement Agreement and Mutual Release as of the day and year first written above.

                             ERBC HOLDINGS, LTD.,
                             A British Virgin Islands corporation


                             By:  ________________________________
                             Name:    Kurt Seifman
                             Title:   President


                             US GLOBAL AEROSPACE, INC., a Delaware corporation

                             By:  ________________________________
                             Name:  John Robinson
                             Title:   Chief Executive Officer

                             USDR GLOBAL AEROSPACE, LTD., a Delaware corporation

                             By:  _______________________________
                             Name:  John Robinson
                             Title:  Chief Executive Officer

                             USDR Aerospace, Ltd., a Texas limited partnership

                             By:  _______________________________
                             Name:  John Robinson
                                     Title:


                       [SIGNATURES CONTINUE ON NEXT PAGE]


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



         [SIGNATURE PAGE TWO OF SETTLEMENT AGREEMENT AND MUTUAL RELEASE]

         IN WITNESS WHEREOF, the parties hereto have executed this Settlement Agreement and Mutual Release as of the day and year first written above.

                         LIVE OAK CAPITAL, LLC,
                         a New Jersey limited liability company

                         By:  ________________________________
                         Name:    Nicholas Lattanzio
                         Title:   Managing Member


                         ------------------------------------
                         NICHOLAS LATTANZIO, an individual


                         ------------------------------------
                         MARGARET K. CURTIS, an individual


                         SMITH POINT CAPITAL, LTD.,
                         a Nevada corporation

                         By:  ________________________________
                         Name:  Daniel T. Guilfoile
                         Title:   President



                         -----------------------------------
                         DANIEL T. GUILFOILE


                        [SIGNATURES FOLLOW ON NEXT PAGE]


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



        [SIGNATURE PAGE THREE OF SETTLEMENT AGREEMENT AND MUTUAL RELEASE]


AGREED AND ACKNOWLEDGED:


GERSTEN, SAVAGE, KAPLOWITZ WOLF & MARCUS LLP

By:  ______________________________________
Name:
Title:


                            ************************

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